================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                February 9, 2005
                        (Date of earliest event reported)

                              ULTRA PETROLEUM CORP.
             (Exact name of registrant as specified in its charter)

    Yukon Territory, Canada             0-29370                   N/A
(State or other jurisdiction of     (Commission File        (I.R.S. Employer
incorporation or organization)          Number)          Identification Number)

                     6801 Greenspoint Park Drive, Suite 370
                              Houston, Texas 77060
          (Address of principal executive offices, including zip code)

                                 (281) 876-0120
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

           Section 2 -- Results of Operations and Financial Condition

Item 2.02. Results of Operations and Financial Condition

      The following information is being furnished pursuant to Item 2.02 "Results of Operations and Financial Condition," not filed, for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

      On February 9, 2005, Ultra Petroleum Corporation issued the press release attached as Exhibit 99.1 providing information regarding the company's operating results for the twelve-month period ended December 31, 2004.

                            Section 8 -- Other Events

Item 8.01. Other Events

      On February 9, 2005, Ultra Petroleum Corporation issued the press release attached as Exhibit 99.1announcing the approval by its board of directors of the splitting of the common shares of Ultra Petroleum Corp. on a 2 for 1 basis, subject to a vote by the shareholders at the upcoming Extraordinary General Meeting on April 29th.

      The information contained in Exhibit 99.1 is only being "filed" pursuant to this Item 8.01 to the extent required to comply with Exchange Act Rule 14a-12. Therefore, the paragraphs reproduced below are the only portions of
Exhibit 99.1 that are being "filed" for purposes of Section 18 of the Exchange Act.

            The board also approved the splitting of the common shares of Ultra Petroleum Corp. on a 2 for 1 basis, subject to a vote by the shareholders at the upcoming Extraordinary General Meeting on April 29th.

            We intend to file a proxy statement in connection with the approval of the stock split described in this press release. Our shareholders are urged to read the proxy statement when it becomes available because it will contain important information about us and the proposed stock split. Our shareholders may obtain a free copy of the proxy statement when it is available and other documents filed by us with the SEC at the SEC's web site at www.sec.gov. A free copy of the proxy statement when it becomes available may also be obtained from us by written or oral request at 363 North Sam Houston Parkway East, Suite 1200, Houston, Texas 77060
      Attention: Corporate Secretary, telephone number (281) 876-0120.

            We and our directors may be deemed to be participants in the solicitation of proxies from our shareholders with respect to the proposed stock split. Information about our directors and their ownership of our shares is set forth in our Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2004. A free copy of this document may be obtained from the SEC or us as indicated above. Our shareholders may obtain additional information regarding the interests of such directors, if any, in the proposed stock split by reading the proxy statement when it becomes available.

                 Section 9 -- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

      (c) Exhibits

      Exhibit Number                        Title of Document
      --------------               ---------------------------------------------

          99.1                     Press release dated February 9, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ULTRA PETROLEUM CORPORATION

February 9, 2005                              By: /s/ David Russell
                                                  -----------------------
                                                  David Russell
                                                  Director of Investor Relations

                                  Exhibit Index

Exhibit Number                        Title of Document
--------------               ---------------------------------------------

    99.1                     Press release dated February 9, 2005